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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                  July 29, 1998

                            CITIZENS BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

        Ohio                        0-8209            34-1372535
(State or other jurisdiction     (Commission         (IRS Employer
   of incorporation)             File Number)      Identification No.)

         10 East Main Street
         Salineville, Ohio                                      43945
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (330) 679-2328


                                       N/A
         (Former name or former address, if changed since last report)


                                    FORM 8-K
                            CITIZENS BANCSHARES, INC.
                           -------------------------



Item 5.           Other Events

         Attached hereto as Exhibit 99.1 is a statement announcing a 13.6% increase in second quarter 1998 core earnings.



Item 7.  Exhibits

99.1 Text of Press Release, dated July 13, 1998, issued by Citizens Bancshares, Inc.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CITIZENS BANCSHARES, INC.

                                        By: /s/ Marty E. Adams
                                            ----------------------
                                            Marty E. Adams
                                            President and
                                            Chief Executive Officer